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UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT
COMPANIES

REGISTRATION NO.
811-07698

IOWA SCHOOLS JOINT INVESTMENT TRUST
(EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

1415 28th STREET, SUITE 200
WEST DES MOINES, IOWA 50266
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES) (ZIP CODE)

RONALD M. RICE

IOWA ASSOCIATION OF SCHOOL BOARDS

700 2ND AVENUE, SUITE 200

DES MOINES, IOWA 50309-1731

 (NAME AND ADDRESS OF AGENT FOR SERVICE)

COPIES OF ALL COMMUNICATIONS TO:

NOLDEN GENTRY, ESQ.

BRICK, GENTRY, BOWERS, ET AL

550 39TH STREET, SUITE 200

DES MOINES, IOWA 50312

REGISTRANT’S TELEPHONE NUMBER, INCLUDING AREA CODE: (515) 244-5426

DATE OF FISCAL YEAR END: 06/30/2003

DATE OF REPORTING PERIOD: 06/30/2003

ITEM 1. REPORTS TO UNITHOLDERS.

Iowa Schools Joint Investment Trust

Annual Financial Report

June 30, 2003

STATEMENT OF SPONSORING ASSOCIATION

The Iowa Schools Joint Investment Trust (ISJIT) continued to build on its successful history of helping Iowa’s school districts, community colleges and other eligible participants to collectively manage their investments safely and effectively.

ISJIT was one of the first Local Government Investment Pools in the country when it was created in 1986. During the past seventeen years of continuous operation, ISJIT has assisted more than 360 authorized participants to safely and effectively increase their interest income, providing millions of additional dollars in investment income to increase the quality of educational services available to students across the state.

Under the guidance of the Iowa Association of School Boards and the ISJIT board, ISJIT has become a national model for providing proactive cash management practices and responsiveness to the unique needs of school corporations across the state.

The fiscal year 2002/2003 period presented fixed income investors with one of the most challenging investment environments in history. As we closed the period, the Federal Reserve had just lowered short-term borrowing rates for the thirteenth time to 1.00 percent, the lowest level since 1958. A lethargic national economy, political conflict abroad and consumer unrest at home all contributed to the challenges facing the Fed.

ISJIT’s Diversified and Direct Government Obligation (DGO) rates of return reflected the overall decrease in rates in the fixed income markets in FY 02-03, providing investing participants with rates between one and two percent for the majority of the year.

It is significant to note that ISJIT’s funds invested and participant support remained strong throughout this period. Clearly, ISJIT participants appreciate the program’s rich history of assistance and view the contemporary environment as aberrant.  This too shall pass!

The Iowa Association of School Boards is firmly focused upon helping our members to combine efforts to help themselves to take better collective advantage of individual opportunities. ISJIT has set the standard in the state and the country for responsible, effective cash management assistance, exemplifying IASB’s service role to its members.

Ronald M. Rice
Executive Director
Iowa Association of School Boards
Email: rrice@ia-sb.org

CONTENTS

Statement of Sponsoring Association
Message From The Chair
Board of Trustees
Member Profile
Program Services and Features
Management Discussion and Analysis
Financial Statements

MESSAGE FROM THE CHAIR

The Iowa Schools Joint Investment Trust (ISJIT) is pleased to present this Annual Report of Trust operations for the period ended June 30, 2003. ISJIT enjoyed another successful year of operation in the face of trying economic times.

Total funds for all investment alternatives reached a fiscal year high of $472,705,068.06 in May of 2003.

•  Use of the program’s Fixed Term Automated (FTA) services continued to serve many of the capital improvement programs authorized across the state as member districts took advantage of the program’s popular Flexible Withdrawal Certificate of Deposit (Flex-CD) to invest bond proceeds in anticipation of building projects. During the year 17 transactions were made from across the state investing $48,785,822.17 in ISJIT FTA investments.

•  Average combined daily investments in the Diversified and    Direct Government Obligation (DGO) funds were $284,943,540.

•  Placement of 48 portfolio certificates of deposit into Iowa financial institutions representing over $40,100,000.00.

The ISJIT Board is particularly gratified with the loyal support of the ISJIT program by its participants over the past year. Even with interest rates at fifty year lows as we ended the fiscal period, ISJIT continued to serve the cash management needs of many of Iowa’s school districts, community colleges and other eligible participants. We all know that this contemporary rate environment will pass. The ISJIT Board is confident that the rich history of ISJIT’s service over seventeen years of steady operation will continue to set the standard for investment pools across the country.

Your suggestions and observations are always appreciated and have helped ISJIT to regularly improve its services. Please feel free to contact myself or any other Board member at your convenience if you have ideas about improving your cash management program.

Respectfully,

Jane Lichtenstein, Chair
Board of Trustees
Email: jesbaum@netins.net

“The ISJIT Board is particularly gratified with the loyal support of the ISJIT program by its participants over the past year. Even with interest rates at fifty year lows as we ended the fiscal period, ISJIT continued to serve the cash management needs of many of Iowa’s school districts, community colleges and other eligible participants.”

BOARD OF TRUSTEES

Paul Bobek Iowa City	Richard L. VandeKieft Cedar Falls

Veronica Stalker Waukee	Jane Lichtenstein Durant	Susan McDermott Cedar Rapids

Don Friedrichsen Galva-Holstein

The Iowa Schools Joint Investment Trust Board of Trustees meets every quarter to review the program’s operation and to consider program operating enhancements that might be of assistance to ISJIT participants. Each of the six members represents the interests of their own school corporation as well as over 360 other ISJIT program members. Each board member has served as a school board member or school business official in their home district for many years prior to their ISJIT service.

Together, the ISJIT Board provides an extensive network of experience and knowledge of members’ cash management needs to the program’s ongoing operation. The diversity of experience and attention to detail by each member of the Board assures that the program’s history of helpful cash management assistance will continue to be available to ISJIT members well into the future.

Membership Profile

Ackley-Geneva, Adair-Casey, AEA1-Keystone, AEA4, AEA 5-Arrowhead, AEA 6, AEA7, AEA 9-Mississippi Bend, AEA10-Grant Wood, AEA 11-Heartland, AEA 12-Western Hills, AEA 13-Loess Hills, AEA14-Green Valley, AEA 15-Southern Prairie, AEA 16-Great River, AEA267, Akron-Westfield, Albert City-Truesdale, Albia, Alden, Algona, Allison-Bristow, Alta, Ames, Anamosa, Andrew, Anita, Ankeny, Anthon-Oto, Aplington, Armstrong-Ringsted, Ar-We-Va, Atlantic, Audubon, Ballard, Battle Creek-Ida Grove, Baxter, BCLUW, Bedford, Belmond-Klemme, Bennett, Bettendorf, Bondurant-Farrar, Boone, Boyden-Hull, Boyer Valley, Bridgewater-Fontanelle, Brooklyn-Guernsey-Malcolm, Burlington, C & M, CAL, Calamus-Wheatland, Camanche, Cardinal, Carlisle, Carroll, Cedar Falls, Cedar Rapids, Center Point-Urbana, Centerville, Central, Central Decatur, Central Lyon, Chariton, Charles City, Cherokee, Clarence-Lowden, Clarinda, Clarke, Clarksville, Clear Creek-Amana, Clear Lake, Clearfield, Clinton, Colfax-Mingo, College, Collins-Maxwell, Columbus, Coon Rapids-Bayard, Corning, Council Bluffs, Creston, Dallas Center-Grimes, Danville, Davenport, Davis County, Decorah, Deep River-Millersburg, Delwood, Denison, Denver, Des Moines Area Community College, Des Moines Independent School, Dexfield, Diagonal, Dike New Hartford, Dows, Dubuque, Dunkerton, Durant, Earlham, East Buchanan, East Central, East Marshall, East Union, Eastern Allamakee, Eddyville-Blakesburg, Edgewood-Colesburg, English Valleys, Essex, Estherville, Exira, Forest City, Fort Dodge, Fort Madison, Fox Valley, Fredericksburg, Fremont, Fremont-Mills, Galva-Holstein, Garner-Hayfield, George, Gilbert, Gilmore City-Bradgate, Glenwood, Glidden-Ralston, GMG, Graettinger, Grand, Grinnell-Newburg, Griswold, Guttenberg, H-L-V, Hamburg, Harlan, Harmony, Hartley-Melvin-Sanborn, Highland, Hinton, Howard-Winneshiek, Hudson, IMPACC, Independence, Indian Hills Community College, Indian Hills - Dev. Corp., Indian Hills - Foundation, Indianola, Interstate 35, Iowa City, Iowa Falls, Iowa Lakes, Iowa Schools Cash Anticipation Program, Iowa Employee Benefits Association, Iowa Valley, Iowa Valley Community College, Iowa Western, Janesville, Jefferson-Scranton, Johnston, Keokuk, Keota, Kirkwood Community College, Knoxville, Lake Mills, Lamoni, Laurens-Marathon, Lawton-Bronson, LeMars, Lenox, Lewis Central, Lineville - Clio, Linn-Mar, Little Rock, Logan-Magnolia, Lone Tree, Louisa-Muscatine, LuVerne, Lynnville-Sully, Madrid, Manning, Manson Northwest Webster, Maple Valley, Maquoketa, Maquoketa Valley, Marcus-Meridian-Cleghon, Marion Independent, Marshalltown, Mason City, Mediapolis, Melcher-Dallas, Mid-Prairie, Missouri Valley, MOC-Floyd Valley, Montezuma, Monticello, Moravia, Mormon Trail, Morning Sun, Moulton-Udell, Mount Ayr, Mount Pleasant, Mount Vernon, Murray, Muscatine, Nevada, New Hampton, New London, New Market, Newton, Nishna Valley, Nora Springs-Rock Falls, North Cedar, North Central, North Fayette, North Iowa, North Kossuth, North-Linn, North Mahaska, North Polk, North Scott, North Winneshiek, Northeast (Goose Lake), Northeast Hamilton, Northeast Iowa Community College, North-Linn, Northwest Iowa Community College, Norwalk, Odebolt-Arthur, Oelwein, Ogden, Okoboji, Olin, Orient-Macksburg, Osage, Oskaloosa, Ottumwa, Panorama, Parkersburg, PCM, Pekin, Pella, Perry, Pleasant Valley, Pleasantville, Pocahontas, Prairie Valley, Prescott, Preston, River Valley, Rock Valley, Rockwell City-Lytton, Rockwell-Swaledale, Roland-Story, Rudd-Rockford-Marble Rock, Sac, Saydel, Sentral, Sergeant Bluff-Luton, Seymour, Sheffield-Chapin, Sheldon, Shenandoah, Sibley-Ocheydean, Sidney, Sigourney, Sioux Central, Sioux City, Solon, South Hamilton, South Page, South Winneshiek, Southeast Iowa Schools Health Care Plan, Southeast Polk, Southeast Warren, Southeast Webster, Southeastern Community College, Southern Cal, Spencer, Spirit Lake, Springville, St. Ansgar, Stanton, Starmont, Storm Lake, Stratford, Sumner, Terril, Tipton, Treynor,Tri-Center,Tri-County, Tripoli, Turkey Valley, Twin Cedars, Underwood, Union, United, Urbandale, Valley (Elgin), Van Buren, Van Meter, Ventura, Villisca, Vinton-Shellsburg, Waco, Wall Lake, Walnut, Wapello, Wapsie Valley, Washington, Waterloo, Waukee, Wayne, Webster City, West Burlington, West Central, West Central Valley, West Delaware, West Des Moines, West Hancock, West Harrison, West Liberty, West Lyon, West Marshall, West Monona, West Sioux, Western Dubuque, Western Iowa Tech Community College, Westwood, Whiting, Williamsburg, Wilton, Winfield-Mt. Union, Winterset, Woden-Crystal Lake, Woodbury Central, Woodward Granger

Program Services and Features

ISJIT’s operation is sponsored by the Iowa Association of School Boards. IASB’s management team meets regularly with the program’s service providers to monitor all elements of program operation.

ISJIT’s unique internet-based proprietary reporting system, IPASonline, provides participants with real-time account inquiry and transaction capabilities via the internet. Participants may invest or withdraw funds, verify account balances or transaction histories and direct inquiries to any ISJIT service provider with this unique service.

ISJIT provides two daily liquid investment alternatives, the Diversified Fund and the Direct Government Obligation (DGO) Fund. Each alternative is tailored to meet specific participant investment needs. Each offers rates that typically exceed those available for other liquid account structures and fixed-term investments with limited liquidity.

ISJIT provides toll-free phone access to experienced ISJIT representatives who can personally assist with any investment-related inquiry or request offer.

ISJIT invests available funds into Iowa financial institutions offering competitive rates of interest whenever possible. To date, IASB sponsored cash management programs have invested over $1,500,000,000 back into Iowa financial institutions on behalf of program participants.

ISJIT was the first school investment program in the country to be registered with and regulated by the Securities and Exchange Commission (SEC).

BUFFALO ELEMENTARY SCHOOL

“The ISJIT Flex-CD really helped us to manage our cash flow during several very large construction projects. Payment schedule from the construction companies are only estimates, and we didn’t always know from one month to the next exactly how much cash would be paying out on our construction projects. With the Flex-CD we had the ability to draw down funds on an as-needed basis, and this was a tremendous help to us in managing our cash flow. I ??? that we received a very competitive rate on the CD’s and would certainly consider using this type of CD again for any future construction projects.”

Claudia Woo

Associate Director of Finance

Davenport Community School District

563/336-5095

ISJIT’ s Flexible Withdrawal Certificate of Deposit or Flex-CD offers the perfect investment capability for bond proceeds. Each Flex-CD is tailored to the specific needs of the project, offering:

•   Payment of an excellent fixed rate of interest;

•   No penalty, monthly liquidity for project needs; and

•   An extended maturity to accommodate any unanticipated project delays.

MANAGEMENT ’S DISCUSSION AND ANALYSIS

This section of the Iowa Schools Joint Investment Trust (ISJIT) Diversified and Direct Government Obligation Portfolios’ (DGO) annual Financial Statements presents management’s discussion and analysis of the financial position and results of operations for the fiscal year ended June 30, 2002 (FY02).  This information is being presented to provide additional information regarding the activities of the Authority, pursuant to the requirements of Governmental Accounting Standards Board Statement No. 34, Basic Financial Statements - and Management’s Discussion and Analysis - for State and Local Governments, Statement No. 37, Basic Financial Statements - and Management’s Discussion and Analysis - for State and Local Governments: Omnibus, and Statement No. 38, Certain Financial Statement Note Disclosures (Statements Nos. 34, 37, and 38).  This discussion and analysis should be read in conjunction with the Independent Auditor’s Report of KPMG LLP, the Financial Statements, and the accompanying notes.

In addition to the historical information, the Management’s Discussion and Analysis includes certain forward-looking statements which involve certain risks and uncertainties.  The actual results of ISJIT’s Diversified and DGO Portfolios may differ materially from the results expressed or implied in such forward-looking statements due to a wide range of factors including changes in general economic conditions, fluctuations in interest rates, and legislative changes.

OVERVIEW OF THE FINANCIAL STATEMENTS

The Management’s Discussion and Analysis provides an introduction to and overview of the basic financial statements of ISJIT’s Diversified and DGO Portfolios.  The following components comprise the financial statements for each Portfolio:  1) Statement of Net Assets, 2) Statement of Operations, 3) Statements of Changes in Net Assets, 4) Financial Highlights, and 5) Notes to Financial Statements.

•       The Statement of Net Assets shows the financial position (assets and liabilities) of the portfolios as of the date of the current fiscal year-end.

•       The Statement of Operations displays the results of operations (income and expenses) of the portfolios for the most recent fiscal year.

•       The Statements of Changes in Net Assets portray participant/unitholder activity (distributions, sales, reinvestments, redemptions) of the portfolios for the two most recent fiscal years.

•       The Financial Highlights depict per share/per unit information (net investment income, dividends distributed, net asset value, total return, ratios of expenses and net investment income to average net assets) and summary total net assets of the portfolios for the five most recent fiscal years.

•       The Notes to Financial Statements describe significant accounting policies and disclose summary security transaction amounts of the portfolios.

Year to year variances in most financial statement amounts reported in ISJIT’s Diversified and DGO Portfolios are caused by a single variable - the level of average net assets (which fluctuates based on the overall levels of participant/unitholder invested balances) in each portfolio.  Additionally, changes in the short-term interest rate environment (which follows the general trend established by monetary policy set by the Federal Reserve) contribute to year over year variances in the amount of investment income earned by the portfolios.

During the fiscal year ended June 30, 2003 (FY 2003), average net assets decreased 4.47 percent to $244,045,580 from average net assets of $255,471,244 during the fiscal year ended June 30, 2002 (FY 2002) for the Diversified Portfolio.  During FY 2003, average net assets increased 4.74 percent to $40,897,960 from average net assets of $39,047,279 during FY2002 for the DGO Portfolio.  Short-term interest rates fell during FY 2002 due to efforts by the Federal Reserve (the Fed) to generate economic growth.  The Fed lowered the Federal Funds Rate from 3.75 percent to 1.75 percent during the first half of FY 2002.  The Fed then dropped the Federal Funds rate to 1.25 percent in November, 2002, and to 1.00 percent in June, 2003.

Condensed financial information and variance explanations for each portfolio for FY 2003 and FY 2002 follows.

Diversified Portfolio:

	FY 2003	FY 2002	Percentage Change
Total Investments	$268,454,376	$267,428,502	0.38%
Net Investments	$268,586,563	$268,113,029	0.18%
Investment Income	$3,604,746	$6,634,187	-45.66%
Total Expenses	$1,423,914	$1,484,902	-4.11%
Net Investment Income	$2,180,832	$5,149,285	-57.65%
Units Sold	1,089,345,104	1,222,375,730	-10.88%
Units Redeemed	1,091,052,402	1,274,157,253	-14.37%

Total investments and net assets remained essentially flat, comparing June 30, 2003 and June 30, 2002 amounts, due to similar aggregate participant balances at each fiscal year end.  Investment income and net investment income decreased 45.66 percent and 57.65 percent, respectively, during FY 2003 compared to FY2002 primarily due to the lower interest rate environment and partially due to lower average net assets.  Total expenses decreased 4.11 percent during FY 2003 compared to FY 2002 due to lower average net assets.  Units sold and redeemed declined 10.88 percent and 14.37 percent, respectively, caused by a reduction in participant transaction activity during FY 2003 compared to FY 2002.

Direct Government Obligation Portfolio:

	FY 2003	FY 2002	Percentage Change
Total Investments	$38,740,551	$41,809,079	-7.34%
Net Investments	$38,747,636	$41,755,158	-7.20%
Investment Income	$597,486	$922,199	-35.21%
Total Expenses	$247,432	$236,236	4.74%
Net Investment Income	$350,054	$685,963	-48.97%
Units Sold	41,355,304	53,548,180	-22.77%
Units Redeemed	44,712,880	45,612,234	-1.97%

Total investments and net assets declined 7.34 percent and 7.20 percent, respectively, comparing June 30, 2003 and June 30, 2002 amounts, due to lower aggregate participant balances at fiscal year end 2003.  Investment income and net investment income decreased 35.21 percent and 48.97 percent, respectively, during FY2003 compared to FY 2002 primarily due to the lower interest rate environment and partially offset by higher average net assets.  Total expenses increased 4.74 percent during FY 2003 compared to FY 2002 due to higher average net assets.  Units sold and redeemed declined 22.77 percent and 1.97 percent, respectively, caused by a reduction in participant transaction activity during FY 2003 compared to FY 2002.

FINANCIAL STATEMENTS

IOWA SCHOOLS JOINT INVESTMENT TRUST — DIVERSIFIED PORTFOLIO

STATEMENT OF NET ASSETS — JUNE 30, 2003

(SHOWING PERCENTAGE OF NET ASSETS)

PAR VALUE	DESCRIPTION	YIELD AT TIME OF PURCHASE	DUE DATE	AMORTIZED COST

DISCOUNTED GOVERNMENT SECURITIES — 26.66%
$10,000,000	Federal National Mortgage Association, Discount Note	1.21%	07/16/03	$9,995,042
10,000,000	Federal National Mortgage Association, Discount Note	1.22%	07/30/03	9,990,333
4,986,000	Federal National Mortgage Association, Discount Note	1.21%	07/31/03	4,981,056
5,000,000	Federal National Mortgage Association, Discount Note	1.21%	08/06/03	4,994,050
9,840,000	Federal Home Loan Mortgage Corporation, Discount Note	1.21%	08/11/03	9,826,664
3,873,000	Federal Home Loan Mortgage Corporation, Discount Note	1.21%	08/12/03	3,867,623
13,000,000	Federal Home Loan Bank, Discount Note	1.18%	08/13/03	12,981,988
10,000,000	Federal Home Loan Mortgage Corporation, Discount Note	1.25%	08/19/03	9,983,258
5,000,000	Federal National Mortgage Association, Discount Note	1.08%	09/03/03	4,990,533
TOTAL (cost — $71,610,547)				$71,610,547

COUPON SECURITIES — 9.14%
$1,600,000	Federal Home Loan Mortgage Corporation, 5.75%	1.23%	07/15/03	$1,602,739
900,000	Student Loan Marketing Association, Variable Rate, 1.21%*	1.31%	07/16/03	900,108
600,000	Student Loan Marketing Association, Variable Rate, 0.88%*	1.21%	07/17/03	599,976
2,000,000	Federal Home Loan Bank, 6.88%	1.24%	08/15/03	2,013,731
1,500,000	Federal Home Loan Bank, 6.00%	1.24%	08/28/03	1,511,249
3,155,000	Federal Home Loan Bank, 5.63%	1.10%	09/02/03	3,179,276
1,000,000	Federal Home Loan Mortgage Corporation, 2.88%	1.20%	11/12/03	1,006,075
5,000,000	Federal National Mortgage Association, 3.13%	1.11%	11/15/03	5,037,556
2,000,000	Federal Home Loan Mortgage Corporation, 6.80%	1.19%	12/01/03	2,046,353
1,265,000	Federal Home Loan Bank, 1.50%	1.27%	12/12/03	1,266,269
1,000,000	Student Loan Marketing Association, Variable Rate, 1.05%*	1.20%	01/09/04	1,000,788
4,265,000	Federal National Mortgage Association, 5.13%	1.04%	02/13/04	4,371,709
TOTAL (cost — $24,535,829)				$24,535,829

CERTIFICATES OF DEPOSIT — 5.71%
$500,000	First Central State Bank, DeWitt	1.55%	07/23/03	$500,000
500,000	Farmers State Bank, Hawarden	1.15%	08/26/03	500,000
1,500,000	Union State Bank, Winterset	1.25%	09/08/03	1,500,000
500,000	Peoples Bank & Trust, Rock Valley	1.28%	09/08/03	500,000
2,000,000	US Bank, Minneapolis	1.24%	09/08/03	2,000,000
500,000	Freedom Financial Bank, West Des Moines	1.25%	09/09/03	500,000
500,000	First American Bank, Ames	1.25%	09/15/03	500,000
250,000	Citizens Bank, Sac City	3.00%	09/19/03	250,000
500,000	American Bank, LeMars	1.25%	09/22/03	500,000
500,000	First American Bank, Ames	2.80%	09/30/03	500,000
500,000	Premier Bank, Rock Valley	2.70%	10/15/03	500,000
1,000,000	First Midwest Bank, Moline	1.25%	10/17/03	1,000,000
2,000,000	St. Ansgar State Bank, St. Ansgar	1.25%	10/29/03	2,000,000
1,000,000	Liberty Bank, West Des Moines	2.00%	12/04/03	1,000,000
500,000	Tri County Bank & Trust, Cascade	2.00%	12/15/03	500,000
250,000	Citizens Bank, Sac City	2.00%	12/18/03	250,000
250,000	Citizens Bank, Sac City	2.00%	12/23/03	250,000
1,000,000	State Savings Bank, Baxter	2.00%	01/09/04	1,000,000
250,000	Ft. Madison Bank & Trust, Ft. Madison	2.00%	01/16/04	250,000
250,000	Ft. Madison Bank & Trust, Ft. Madison	2.00%	01/22/04	250,000
250,000	Bank, Sac City	1.38%	02/23/04	250,000
100,000	Maxwell State Bank, Maxwell	1.75%	03/22/04	100,000
250,000	First State Bank, Huxley	1.75%	04/14/04	250,000
500,000	Ft. Madison Bank & Trust, Ft. Madison	1.75%	04/30/04	500,000
TOTAL (cost — $15,350,000)				$15,350,000

REPURCHASE AGREEMENTS (collateralized by U.S. Govt. securities) —		58.44%
$78,479,000	Merrill Lynch, Repurchase Agreement	1.15%	07/01/03	$78,479,000
78,479,000	UBS Warburg, Repurchase Agreement	1.20%	07/01/03	78,479,000
TOTAL (cost — $156,958,000)				$156,958,000

TOTAL INVESTMENTS — 99.95% (cost — $268,454,376)				$268,454,376

EXCESS OF OTHER ASSETS OVER TOTAL LIABILITIES — .05%
(Includes $96,599 payable to IMG and $153,734 dividends payable to unitholders)				$132,187

NET ASSETS — 100%
Applicable to 268,586,563 outstanding units				$268,586,563

NET ASSET VALUE:
Offering and redemption price per unit ($268,586,563 divided by 268,586,563 units outstanding)				$1.00

*Denotes floating rate investment with interest rate as of June 30, 2003

See accompanying notes to financial statements.

IOWA SCHOOLS JOINT INVESTMENT TRUST —- DIRECT GOVERNMENT OBLIGATION PORTFOLIO

STATEMENT OF NET ASSETS — JUNE 30, 2003

(SHOWING PERCENTAGE OF NET ASSETS)

PAR VALUE	DESCRIPTION	YIELD AT TIME OF PURCHASE	DUE DATE	AMORTIZED COST

COUPON SECURITIES — 3.89%
$1,500,000	Housing Urban Development, 7.13%	1.91%	08/01/03	$1,506,551
	TOTAL(cost — $1,506,551)			$1,506,551

REPURCHASE AGREEMENTS (collateralized by U.S. Govt. securities) — 96.09%
$37,234,000	UBS Warburg, Repurchase Agreement	1.10%	07/01/03	$37,234,000
TOTAL(cost — $37,234,000)				$37,234,000

TOTAL INVESTMENTS — 99.98% (cost — $38,740,551)				$38,740,551

EXCESS OF OTHER ASSETS OVER TOTAL LIABILITIES — .02%
(Includes $13,849 payable to IMG and $19,698 dividends payable to unitholders)				$7,085

NET ASSETS — 100%
Applicable to 38,747,636 outstanding units				$38,747,636

NET ASSET VALUE:				$1.00
Offering and redemption price per unit ($38,747,636 divided by 38,747,636 units outstanding)

See accompanying notes to financial statements.

IOWA SCHOOLS JOINT INVESTMENT TRUST

STATEMENTS OF OPERATIONS

FOR THE YEAR ENDED JUNE 30, 2003

	DIVERSIFIED PORTFOLIO	DIRECT GOVERNMENT OBLIGATION PORTFOLIO

INVESTMENT INCOME:
Interest	$3,604,746	$597,486

EXPENSES:
Investment advisory, administrative and marketing fees	992,668	173,816
Custody fees	113,986	20,449
Distribution fees	244,046	40,898
Other fees and expenses	73,214	12,269

Total Expenses	1,423,914	247,432

NET INVESTMENT INCOME	$2,180,832	$350,054

IOWA SCHOOLS JOINT INVESTMENT TRUST

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE YEARS ENDED JUNE 30, 2003 AND 2002

	DIVERSIFIED PORTFOLIO		DIRECT GOVERNMENT OBLIGATION PORTFOLIO
	2003	2002	2003	2002
From Investment Activities:
Net investment income distributed to unitholders	$2,180,832	$5,149,285	$350,054	$685,963

From Unit Transactions:
(at constant net asset value of $1 per unit)
Units sold	$1,089,345,104	$1,222,375,730	$41,355,304	$53,548,180
Units issued in reinvestment of dividends from net investment income	2,180,832	5,149,285	350,054	685,963
Units redeemed	(1,091,052,402)	(1,274,157,253)	(44,712,880)	(45,612,234)
Net increase (decrease) in net assets derived from unit transactions	473,534	(46,632,238)	(3,007,522)	8,621,909

Net assets at beginning of period	268,113,029	314,745,267	41,755,158	33,133,249

Net assets at end of period	$268,586,563	$268,113,029	$38,747,636	$41,755,158

See accompanying notes to financial statements.

Selected Data for a Unit of Each Portfolio Outstanding Through Each Period Ended June 30,	2003	2002	2001	2000	1999

Iowa Schools Joint Investment Trust
Diversified Portfolio
Net Asset Value, Beginning of Period	$1.000	$1.000	$1.000	$1.000	$1.000
Net Investment Income	0.009	0.021	0.053	0.051	0.045
Dividends Distributed	(0.009)	(0.021)	(0.053)	(0.051)	(0.045)
Net Asset Value, End of Period	$1.000	$1.000	$1.000	$1.000	$1.000

Total Return	0.93%	2.12%	5.30%	5.10%	4.54%
Ratio of Expenses to Average Net Assets	0.58%	0.58%	0.58%	0.59%	0.59%
Ratio of Net Investment Income to Average Net Assets	0.89%	2.02%	5.30%	5.10%	4.54%
Net Assets, End of Period (000 Omitted)	$268,587	$268,113	$314,745	$281,201	$239,189

	2003	2002	2001	2000	1999

Iowa Schools Joint Investment Trust
Direct Government Obligation Portfolio
Net Asset Value, Beginning of Period	$1.000	$1.000	$1.000	$1.000	$1.000
Net Investment Income	0.009	0.018	0.051	0.049	0.044
Dividends Distributed	(0.009)	(0.018)	(0.051)	(0.049)	(0.044)
Net Asset Value, End of Period	$1.000	$1.000	$1.000	$1.000	$1.000

Total Return	0.85%	1.82%	5.13%	4.95%	4.39%
Ratio of Expenses to Average Net Assets	0.60%	0.60%	0.61%	0.60%	0.60%
Ratio of Net Investment Income to Average Net Assets	0.86%	1.76%	5.13%	4.95%	4.39%
Net Assets, End of Period (000 Omitted)	$38,748	$41,755	$33,133	$31,536	$32,031

See accompanying notes to financial statements.

NOTES TO FINANCIAL STATEMENTS

(1)           SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Organization

Iowa Schools Joint Investment Trust (ISJIT) is a common law trust established under Iowa law pursuant to Chapter 28E and Section 279.29, Iowa Code (1985), as amended, which authorizes Iowa schools to jointly invest moneys pursuant to a joint investment agreement.  ISJIT is registered under the Investment Company Act of 1940.  ISJIT was established by the adoption of a Joint Powers Agreement and Declaration of Trust as of October 1, 1986, and commenced operations on December 16, 1986.  The Joint Powers Agreement and Declaration of Trust was amended September 22, 1988, and again on May 1, 1993.  As amended, ISJIT is authorized and now operates investment programs, including the Diversified Portfolio and the Direct Government Obligation (DGO) Portfolio.  The accompanying financial statements include activities of the Diversified and DGO Portfolios.  The objective of the portfolios is to maintain a high degree of liquidity and safety of principal through investment in short-term securities as permitted for Iowa schools under Iowa law.  Wells Fargo Bank Iowa, N.A. serves as the Custodian, and Investors Management Group serves as the Investment Adviser.

The preparation of financial statements, in conformity with accounting principles generally accepted in the United States of America, requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of net investment income during the period.  Actual results could differ from those estimates.

ISJIT has adopted GASB Statement No. 34, Basic Financial Statements - and Management’s Discussion Analysis - for State and Local Governments, as amended by Statement No. 37, Basic Financial Statements - and Management’s Discussion and Analysis - for State and Local Governments: Omnibus, and modified by Statement No. 38, Certain Financial Statement Note Disclosures, (Statements Nos. 34, 37, and 38) effective July 1, 2002.  Adoption of Statements Nos. 34, 37, and 38 had no impact on the net assets of the Diversified and Direct Government Obligations Portfolios of ISJIT.  The statements require ISJIT to add a section for Management’s Discussion and Analysis as required supplementary information to precede the financial statements.

ISJIT is exposed to various risks  in connection with operation of the Diversified and DGO Portfolios and adheres to policies which mitigate market risk in the portfolio and maintains insurance coverage for fidelity and errors and omissions exposures.  ISJIT has had no claims or settlements under its insurance coverage since its organization in 1986.

Investments in Securities

The Diversified and Direct Government Obligation Portfolios consist of cash and short-term investments valued at amortized cost pursuant to Rule 2a-7 under the Investment Company Act of 1940.  This involves valuing a portfolio security at its original cost on the date of purchase, and thereafter amortizing any premium or discount on a straight-line basis to maturity.  The amount of premium or discount amortized to income under the straight-line method does not differ materially from the amount which would be amortized to income under the interest method.  Procedures are followed to maintain a constant net asset value of $1.00 per unit for each portfolio.

Security transactions are accounted for on the trade date.  Interest income, including the accretion of discount and amortization of premium, is recorded on the accrual basis.

Certificates of deposit amounts in excess of the $100,000 federal deposit insurance are collateralized with securities or letters of credit held by ISJIT’s custodian in ISJIT’s name, or by the state sinking fund in accordance with Chapter 12C of the Code of Iowa, which provides for additional assessments against depositories to ensure there will be no loss of public funds.

In connection with transactions in repurchase agreements, it is ISJIT’s policy that its Custodian take possession of the underlying collateral securities, the value of which exceeds the principal amount of the repurchase transaction, including accrued interest at all times.  If the seller defaults and the value of the collateral declines, realization of the collateral by ISJIT may be delayed or limited. At June 30, 2003 the securities purchased under overnight agreements to resell were collateralized by government and government agency securities with market values of $160,104,544 and $37,979,505 for the Diversified Portfolio and the Direct Government Obligation Portfolio, respectively.

Under Governmental Accounting Standards as to custodial credit risk, ISJIT’s investments in securities are classified as category one.  Category one consists of insured or registered securities or securities held by ISJIT or its agent in ISJIT’s name and is the most secure investment category description.

Unit Issues, Redemptions, and Distributions

ISJIT determines the net asset value of each portfolio account daily.  Units are issued and redeemed daily at the daily net asset value.  Dividends from net investment income for each portfolio is declared daily and distributed monthly.

Income Taxes

ISJIT is exempt from federal and state income tax.

Fees and Expenses

Under separate agreements with ISJIT, Investors Management Group (IMG), the Investment Adviser, and Wells Fargo Bank Iowa, N.A. (Wells Fargo), the Trustee, are paid an annual fee for operating the investment programs.

For advisory, marketing, and administrative services provided to each the Diversified Portfolio and Direct Government Obligation Portfolio, IMG receives .425 percent of the average daily net asset value up to $150 million, .390 percent from $150 to $200 million, ..375 percent from $200 to $250 million, and .350 percent exceeding $250 million.  For the year ended June 30, 2003, the Diversified Portfolio and the Direct Government Obligation Portfolio paid $992,668 and $173,816, respectively, to IMG for services provided.

For custodial services provided to each the Diversified Portfolio and Direct Government Obligation Portfolio, Wells Fargo receives .050 percent of the average daily net asset value up to $150 million, .045 percent from $150 to $200 million, .040 percent from $200 to $250 million, and .035 percent exceeding $250 million.  For the year ended June 30, 2003, the Diversified Portfolio and the Direct Government Obligation Portfolio paid $113,986 and $20,449, respectively, to Wells Fargo for services provided.

Under a distribution plan, the sponsoring association receives an annual fee of .100 percent of the daily net asset value of the Diversified Portfolio and Direct Government Obligation Portfolio.  For the year ended June 30, 2003, the Diversified Portfolio and the Direct Government Obligation Portfolio paid $244,046 and $40,898, respectively, to the Iowa Association of School Boards.  ISJIT is responsible for operating expenses incurred directly by ISJIT. Operating expenses are accrued daily at a rate of .030 percent of the average daily net asset value, and amounted to $73,214 and $12,269 for the Diversified Portfolio and Direct Government Obligation Portfolio, respectively, for the year ended June 30, 2003. All fees are computed daily and paid monthly.

(2)           SECURITIES TRANSACTIONS

Purchases of portfolio securities for the Diversified Portfolio and Direct Government Obligation Portfolio aggregated $26,280,209,670 and $8,654,700,809, respectively, for the year ended June 30, 2003. Proceeds from maturities of securities for the Diversified Portfolio and Direct Government Obligation Portfolio aggregated $26,306,817,044 and $8,557,149,997, respectively, for the year ended June 30, 2003.

INDEPENDENT AUDITORS ’ REPORT

The Board of Trustees and Unitholders

Iowa Schools Joint Investment Trust:

We have audited the accompanying statements of net assets of the Diversified Portfolio and the Direct Government Obligation Portfolio of the Iowa Schools Joint Investment Trust (the Trust Portfolios) as of June 30, 2003, and the related statements of operations for the year then ended and the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended.  These financial statements and the financial highlights are the responsibility of the Trust Portfolios’ management.  Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the Unites States of America.  Those standards require that we plan and perform our audits to obtain reasonable assurance about whether the financial statements are free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.  Investment securities held in custody are confirmed to us by the Custodian.  An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audits provide a reasonable basis for our opinion.

As discussed in note 1 to the financial statements, effective July 1, 2002, the Trust Portfolios adopted the provisions of Governmental Accounting Standards Board (GASB) Statement No. 34, Basic Financial Statements - and Management’s Discussion and Analysis - for State and Local Governments, GASB Statement No. 37, Basic Financial Statements - and Management’s Discussion and Analysis - for State and Local Governments: Omnibus and GASB Statement No. 38, Certain Financial Statement Disclosures.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of the Diversified Portfolio and the Direct Government Obligation Portfolio of the Iowa Schools Joint Investment Trust as of June 30, 2003, the results of their operations for the year then ended, the changes in their net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years presented, in conformity with accounting principles generally accepted in the United States of America.

The management’s discussion and analysis on pages 6 to 7 is not a required part of the basic financial statements but is supplementary information required by accounting principles generally accepted in the United States of America.  We have applied certain limited procedures, which consisted principally of inquiries of management regarding the methods of measurement and presentation of the supplementary information.  However, we did not audit the information and express no opinion on it.

Des Moines, Iowa

July 18, 2003

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Investment Adviser

1415 28th Street, Suite 200

West Des Moines, IA 50266-1450

*  *  *  *  *

Custodian

Wells Fargo Bank Iowa, N.A.
MAC N8200-034 666
Walnut Street, P.O. Box 837
Des Moines, IA 50304-0837

*  *  *  *  *

Legal Counsel

BRICK, GENTRY,BOWERS, SWARTZ,
STOLTZE, SCHULING & LEVIS, P.C.
550 39th Street, Suite 200
Des Moines, IA 50312

*  *  *  *  *

Independent Auditor

KPMG LLP
2500 Ruan Center
Des Moines, IA 50309

*  *  *  *  *

IOWA SCHOOLS JOINT INVESTMENT TRUST

1415 28th Street, Suite 200

West Des Moines, IA 50266

(800) 872-0140

www.ISJIT.org

ITEM 2. CODE OF ETHICS.

(A) THE REGISTRANT HAS ADOPTED A CODE OF ETHICS THAT APPLIES TO THE REGISTRANT’S PRINCIPAL EXECUTIVE OFFICER, PRINCIPAL FINANCIAL OFFICER, PRINCIPAL ACCOUNTING OFFICER OR CONTROLLER, OR PERSONS PERFORMING SIMILAR FUNCTIONS, REGARDLESS OF WHETHER THESE INDIVIDUALS ARE EMPLOYED BY THE REGISTRANT OR A THIRD PARTY.

(B) NO COMMENT REQUIRED.

(C) THERE WAS NO AMENDMENT TO THE CODE OF ETHICS DURING THE REPORTING PERIOD.

(D) THERE WAS NO WAIVER GRANTED UNDER THE CODE OF ETHICS DURING THE REPORTING PERIOD.

(E) NOT APPLICABLE.

(F)(1) FILED AS EXHIBIT 10 WITH FORM N-CSR.

(F)(2) NOT APPLICABLE.

(F)(3) TO REQUEST A FREE COPY OF THE IOWA SCHOOLS JOINT INVESTMENT TRUST CODE OF ETHICS, PLEASE CALL 1-800-438-6375.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a)(1) The registrant does not have an Audit Committee.  All Board members are independent.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a)The aggregate fees for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements are listed below.  These numbers include professional services for the preparation of the Registrant’s tax returns.

June 30, 2003	$10,900
June 30, 2002	$10,600

(b)NOT APPPLICABLE.

(c)SEE ITEM 4(A)

(D)NOT APPLICABLE.

(E)NOT APPLICABLE.

(F)NOT APPLICABLE.

(G)NOT APPLICABLE.

(H)NOT APPLICABLE.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGMENT INVESTMENT COMPANIES.

NOT APPLICABLE.

ITEM 9. CONTROLS AND PROCEDURES.

(A) THE PRINCIPAL EXECUTIVE AND FINANCIAL OFFICERS CONCLUDED THAT THE REGISTRANT’S DISCLOSURE CONTROLS AND PROCEDURES ARE EFFECTIVE BASED ON THEIR EVALUATION OF THE DISCLOSURE CONTROLS AND PROCEDURES AS OF AUGUST 18, 2003, A DATE WITHIN 90 DAYS OF THE FILING DATE OF THIS REPORT.  THE PRINCIPAL EXECUTIVE AND FINANCIAL OFFICERS RECOGNIZE, HOWEVER, THAT GIVEN THE NEWNESS OF SUCH DISCLOSURE CONTROLS AND PROCEDURES, THE REGISTRANT WILL BE REVIEWING AND REVISING SUCH DISCLOSURE CONTROLS AND PROCEDURES ON A REGULAR BASIS.

(B) THERE WERE NO SIGNIFICANT CHANGES IN REGISTRANT’S INTERNAL CONTROLS OR IN OTHER FACTORS THAT COULD SIGNIFICANTLY AFFECT THESE CONTROLS SUBSEQUENT TO THE DATE OF THEIR EVALUATION, INCLUDING ANY CORRECTIVE ACTIONS WITH REGARD TO SIGNIFICANT DEFICIENCIES AND MATERIAL WEAKNESSES.

ITEM 10. EXHIBITS.

(A)              CODE OF ETHICS IS ATTACHED AS AN EXHIBIT TO THIS FILING.

(B)                A CERTIFICATION FROM THE CHIEF EXECUTIVE OFFICER AND THE CHIEF FINANCIAL OFFICER ARE ATTACHED AS EXHIBITS.

(C)                THE IOWA SCHOOLS JOINT INVESTMENT TRUST JUNE 30, 2003 ANNUAL REPORT FILED AUGUST 29, 2003 IS INCLUDED AS AN EXHIBIT TO THIS FILING.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

IOWA SCHOOLS JOINT INVESTMENT TRUST

By

Jane Lichtenstein, Chair and Trustee

Date: August 21, 2003

Pursuant to the requirements of the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Signature and Title

Iowa Schools Joint Investment Trust, Chair and Trustee,
Jane Lichtenstein, August 21, 2003